SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:   July 25, 1996


                            PLANET RESOURCES, INC.
                    (Formerly Allied Silver-Lead Company)

            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                               (Formerly Idaho)
        (State or other jurisdiction of incorporation or organization)

               1-7149                                  82-0277987
     (Commission  File  Number)          (IRS  Employer Identification Number)

                                C/O A.W. DUGAN
                          1415 LOUISIANA, SUITE 3100
                            HOUSTON, TEXAS  77002
                   (Address of principal executive offices)

                                (713) 658-1142
             (Registrant's telephone number, including area code)









ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     (a) The Company has changed the certifying independent accountant for the Company from Deloitte & Touche, LLP to Harper & Pearson Company. In connection with such change of certifying accountant, the Company states that:

          (i)     The former accountant was dismissed effective July 25, 1996.

          (ii) The accountant's report on the prior financial statements did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to an uncertainty, audit scope, or accounting principals.

          (iii) The decision to change accountants was approved by the Board of Directors.

          (iv) There were no disagreements between the Registrant and the former accountant preceding such dismissal.

          (v) With respect to the Company's former principal accountant, Deloitte & Touche, LLP, the Company states that none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred within the time specified in
Item  304(a)(1)(v)  of  Regulation  S-K.

     (b) The new independent accountant, Harper & Pearson Company, was engaged by the Company on the 25th day of July, 1996. There was no consultation between the Registrant and the newly engaged accountant regarding any of the matters described in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K prior to engaging Harper & Pearson Company.

     (c) The Company has provided the former accountant with a copy of the disclosures contained herein in response to Item 304(a) of Regulation S-K no later than the day that the disclosures are filed with the Commission. Furthermore, the Company has requested the former accountant to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Company undertakes to file the former accountant's letter as an exhibit to this report. The Company has requested the former accountant to provide the letter as promptly as possible so that the Company can either (i) file the letter with this report; or (ii) with the Commission within 10 business days after the filing of this report. Notwithstanding the 10-business day period, the Company will file the letter by amendment within 2 business days of receipt.
SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    -------------------
                                                    A.W.  Dugan
                                                    President


Date:    July  25,  1996



                           PLANET  RESOURCES,  INC.
              1415 Louisiana, Suite 3100    Houston, Texas 77002
                 Tel:  (713) 658-1142    Fax:  (713) 658-0739



VIA  FACSIMILE  (713)  756-2008
     AND  REGULAR  MAIL


July  25,  1996



Deloitte  &  Touche,  LLP
Certified  Public  Accountants
333  Clay  Street,  Suite  2300
Houston,  Texas  77002-4196
Attn:    Gary  Duke

Dear  Gary:

     The Board of Directors of Planet Resources, Inc. (formerly Allied Silver-Lead Company) has authorized a change in the company's certifying independent accountant from Deloitte & Touche, LLP to Harper & Pearson Company.

     Therefore, this letter constitutes notice that Deloitte & Touche, LLP is dismissed as the certifying independent accountant for the Company effective on the date of this letter.

     Enclosed is the Form 8-K which the Company is filing today with the Securities & Exchange Commission reporting the change of certifying independent accountant. Please provide the Company with a letter addressed to the Commission stating whether you agree with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which you do not agree.


Yours  very  truly,

PLANET  RESOURCES,  INC.


A.W.  Dugan
President

cc:          Harper  &  Pearson  Company



                           PLANET  RESOURCES,  INC.
              1415 Louisiana, Suite 3100    Houston, Texas 77002
                 Tel:  (713) 658-1142    Fax:  (713) 658-0739




VIA  FACSIMILE  (713)  622-5613
    AND  REGULAR  MAIL


July  25,  1996



Harper  &  Pearson  Company
One  Riverway,  Suite  1000
Houston,  TX    77056
Attn:    Mr.  Joseph  Richardson

Dear  Joe:

     The Board of Directors of Planet Resources, Inc. (formerly Allied Silver-Lead Company) has authorized a change in the company's certifying independent accountant from Deloitte & Touche, LLP to Harper & Pearson Company.

     Therefore, this letter constitutes formal notice to you that, effective on the date hereof, Harper & Pearson Company is engaged as the certifying independent accountant for the Company with initial responsibility for reporting on the Company's financial statements for the fiscal year ended June 30, 1996.

Yours  very  truly,

PLANET  RESOURCES,  INC.



A.W.  Dugan
President